UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 23, 2019
MGIC Investment Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	1-10816		39-1486475
__________________________________ (State or other jurisdiction of incorporation)	_____________________ (Commission File Number)		____________________________ (I.R.S. Employer Identification No.)

250 E. Kilbourn Avenue	Milwaukee,	Wisconsin	53202
________________________________ (Address of principal executive offices)			___________ (Zip Code)

Registrant’s telephone number, including area code:	(414)	347-6480

Not Applicable
Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	MTG	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)     On October 23, 2019, the Board of Directors of MGIC Investment Corporation (the "Company") elected Jay C. Hartzell and Sheryl L. Sculley as new members. Dr. Hartzell was appointed to the Board's Audit Committee and its Risk Management Committee. Ms. Sculley was appointed to the Board’s Securities Investment Committee and its Audit Committee.

Jay C. Hartzell is Dean of the McCombs School of Business at the University of Texas at Austin, a position he has held since 2016. He joined the University of Texas in 2001 and held several key administrative roles at the McCombs School before being named Dean, including Senior Associate Dean for Academic Affairs, Chair of the Finance Department, and Executive Director of the School’s Real Estate Finance and Investment Center. Prior to joining the University of Texas, Dr. Hartzell taught at the Stern School of Business at New York University.

Sheryl L. Sculley is the former City Manager of the City of San Antonio Texas, the Chief Executive Officer of the municipal corporation, a position she held from 2005 until her retirement at the end of April 2019. Prior to serving in that role, Ms. Sculley had been the Assistant City Manager (Chief Operating Officer) of Phoenix, Arizona from 1989 until 2005, the City Manager (Chief Executive Officer) of Kalamazoo, Michigan from 1984 until 1989 and in other city management roles before then.

Dr. Hartzell and Ms. Sculley will participate in the compensation program for non-executive directors as described in the Company's 2019 Proxy Statement which was filed with the Securities and Exchange Commission on March 22, 2019. On October 24, 2019, Dr. Hartzell and Ms. Sculley were awarded, under the MGIC Investment Corporation Deferred Compensation Plan for Non-Employee Directors, a grant of 1,871.9212 share units, representing the pro rata share of an annual grant made to each of the Company’s non-management directors.

Item 8.01. Other Events.

We are furnishing as Exhibit 99 to this Report an October 2019 Investor Presentation.

Item 9.01. Financial Statements and Exhibits.

Pursuant to General Instruction B.2 to Form 8-K, the Company's October 2019 Investor Presentation is furnished as Exhibit 99 and is not filed.

Exhibit Index

Exhibit No.	Description

99	October 2019 Investor Presentation. (Pursuant to General Instruction B.2 to Form 8‑K, this Investor Presentation is furnished and is not filed.)
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGIC INVESTMENT CORPORATION

Date:	October 25, 2019	By: \s\ Paula C. Maggio

Paula C. Maggio
Executive Vice President, General Counsel and Secretary